United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

HERITAGE GLOBAL INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! HERITAGE GLOBAL INC. 12625 HIGH BLUFF DRIVE SUITE 305 SAN DIEGO, CA 92130 HERITAGE GLOBAL INC. 2021 Annual Meeting Vote by June 8, 2021 11:59 PM ET D50317-P53655 You invested in HERITAGE GLOBAL INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 9, 2021. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 9, 2021 8:00 AM PST Virtually at: www.virtualshareholdermeeting.com/HGBL2021 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends D50318-P53655 01) Brendan Ryan 02) Barbara Sinsley 1. The election of each of the nominees for Class III Nominees: 2. To ratify the appointment of Baker Tilly US, LLP as the Company’s independent auditor for the fiscal year ending December 31, 2021; 3. To approve, on an advisory, non-binding basis, the Company’s compensation of its named executive officers as disclosed in the attached Proxy Statement; 4. To consider and act upon a non-binding, advisory proposal on the frequency of the advisory vote on the Company’s compensation of its named executive officers; and NOTE: To transact such other business, if any, as may be properly brought before the meeting or any adjournment or postponement thereof. For For For 3 Years Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D50318-P53655